SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of July 22, 2002 by and between AVIATION GENERAL, INCORPORATED, a Delaware corporation with headquarters located at 7200 Northwest 63rd Street, Bethany, Oklahoma, 73008 (the "Company"), and the purchaser set forth on the signature page hereto (the "Purchaser").

         WHEREAS:

         A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") under the Securities Act of 1933, as amended (the "1933 Act");

         B. The Company has authorized the issuance of convertible notes of the Company in a principal amount of One Million Dollars ($1,000,000), convertible into shares of common stock, $0.50 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in such note;

         C. Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, a convertible note, in the form attached hereto as Exhibit "A" (the "Note"), for a purchase price (the "Purchase Price") of One Million Dollars ($1,000,000); and

         NOW THEREFORE, the Company and the Purchaser hereby agree as follows:

                  1.       PURCHASE AND SALE OF NOTE.

         a. Purchase of Note. The Company shall issue and sell to Purchaser and Purchaser agrees to purchase from the Company the Note for the Purchase Price.

         b. Payment. Upon the issuance of the Note, Purchaser shall pay the Purchase Price for the Note by wire transfer of immediately available funds to the Company, in accordance with the wiring instructions set forth below, against delivery of the Note.

         c. Wiring Instructions. In accordance with Section 1(b) above, Purchaser shall wire the Purchase Price for the Note to be issued and sold at the Closing to the following account:

                                    Bank of America
                                    Oklahoma City Main Office
                                    211 N. Robinson
                                    Oklahoma City, OK  73008-7109 USA
                                    (800) 288-4408
                                    103000017

                                    Commander Aircraft Company
                                    7200 NW 63rd Street
                                    Bethany, OK  73008
                                    (405) 495-8080

                                    070101157358
                                    Aviation General, Incorporated

         d. Closing. Against receipt of the Purchase Price from Purchaser, the Company shall issue and sell the Note to the Purchaser. The issuance and sale of the Note shall be referred to as the "Closing," and the date of the Closing shall be referred to as the "Closing Date."

         2. PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser represents and warrants to the Company that:

         a. Investment Purpose. As of the date hereof, Purchaser is purchasing the Note and the shares of Common Stock issuable upon conversion thereof (the "Conversion Shares" and, collectively with the Note and Conversion Shares the "Securities") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

         b. Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 50l(a) of Regulation D.

         c. Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

         d. Information. Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Purchaser or its advisors. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. Purchaser understands that its investment in the Securities involves a significant degree of risk.

         e. Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         f. Transfer or Resale; Listing. Purchaser understands that (i) except as provided in the Investor Rights Agreement dated the date hereof (the "Investor Rights Agreement") , the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws, and may not be transferred unless (a) subsequently included in an effective registration statement thereunder, (b) Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (c) sold pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144"); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act), if required, must be made in compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement. Purchaser understands that the Company currently is not in compliance with the continued listing requirements of the Nasdaq SmallCap Market and the Common Stock is thus subject to the possibility of delisting.

         g. Legends. Purchaser understands that the Note and, until such time as the Conversion Shares have been registered under the 1933 Act as contemplated by the Investor Rights Agreement or otherwise become freely transferable under the 1933 Act, the Conversion Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144(k) under the 1933 Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

         h. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Purchaser and is a valid and binding agreement of Purchaser enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the exercise of judicial discretion in accordance with general principles of equity.

         i. Residency. Purchaser is a resident of the jurisdiction set forth immediately below Purchaser's name on the signature page hereto.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Purchaser that:

         a. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company has no Subsidiaries (as defined below). The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, results of operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

         b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Voting Agreement, the Security Agreement and the Note (collectively, the "Transaction Documents") and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of each Transaction Document by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement, the Voting Agreement, the Security Agreement, and the Note each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the exercise of judicial discretion in accordance with general principles of equity.

         c. Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock, of which 7,781,519 shares were issued and outstanding and 2,605,750 shares are subject to outstanding subscriptions, options, warrants, rights, claims, commitments, conversion rights, rights of exchange, plans or other agreements providing for the purchase, issuance or sale of any shares of the capital stock of the Company (other than this Agreement); and (ii) 5,000,000 shares of preferred stock, none of which are issued and outstanding. All of such shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company.

         d. Issuance of Shares. The Conversion Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement (including the issuance of the Conversion Shares upon conversion of the Note), will be validly issued, fully paid and non-assessable, and free from all liens, claims and encumbrances and shall not be subject to preemptive rights or other similar rights of stockholders of the Company.

         e. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transaction contemplated thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Company's Certificate of Incorporation (the "Certificate of Incorporation") or the Company's Bylaws (the "Bylaws") or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or assets of the Company is bound or affected (except, solely as to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents nor is the Company in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected. The businesses of the Company are not being conducted, and shall not be conducted so long as Purchaser owns any of the Securities, in material violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under the Transaction Documents in accordance with the terms thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and are in full force and effect.

         f. SEC Documents, Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the 1933 Act and the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1933 Act, the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they are filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the result of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2001, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate are not material to the financial condition or operating results of the Company.

         g. Absence of Certain Changes. Since December 31, 2001, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company.

         h. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company that could have a Material Adverse Effect.

         i. Disclosure. No representation or warranty by the Company contained in the Transaction Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make any statement therein not misleading.

                  4.       COVENANTS.
                           ---------

         a. Reasonable Efforts. The parties shall use their commercially reasonable efforts to satisfy timely each of the conditions described in Sections 6 and 7 of this Agreement.

         b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to Purchaser at the applicable closing price pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date.

         c. Reporting Status; Eligibility to Use Form S-3. The Company's Common Stock is registered under Section 12(g) of the 1934 Act. So long as Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall maintain its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will use its reasonable efforts to meet the "registrant eligibility" requirements set forth in the general instructions to Form S-3 as of the date that the Company is required to file the registration statement covering the Conversion Shares pursuant to the Registration Rights Agreement and to maintain such eligibility for as long as any Conversion Shares remain unsold.

         d. Reservation of Shares. The Company shall authorize and reserve for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the Note and issuance of the Conversion Shares in connection therewith (based on the Conversion Price of the Note in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Note without the consent of Purchaser. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares issued and issuable upon conversion of the Note (based on the Conversion Price (as defined in the Note) of the Note as such terms are defined in the Note, then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this Section 4(d), in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares.

         e. Listing. The Company shall promptly secure the listing of the Conversion Shares upon their issuance on each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Note. The Company will use its reasonable efforts to obtain and maintain the listing and trading of its Common Stock on the Nasdaq and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD"). The Company shall promptly provide to Purchaser copies of any notices it receives from the Nasdaq and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

         f. Corporate Existence. So long as Purchaser beneficially owns the Note the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the AMEX, the Nasdaq National Market, the Nasdaq SmallCap Market or the NYSE.

                  5.       RIGHT OF FIRST OFFER

         5.1 General. So long as any amount remains outstanding under the Note or Purchaser beneficially owns any Conversion Shares, the Purchaser has the right of first offer to purchase a Pro Rata Share (as defined below), of all (or any part) of any "New Securities" (as defined below) that the Company may from time to time issue after the date of this Agreement. A "Pro Rata Share" for purposes of this right of first offer is the ratio of (a) the number of Conversion Shares to (b) the number of shares of Common Stock of the Company equal to the sum of (1) the total number of shares of Common Stock of the Company then outstanding, plus (2) the total number of shares of Common Stock of the Company resulting from the conversion into Common Stock of all then outstanding convertible securities and the exercise of all then outstanding options, warrants and other rights to acquire Common Stock.

         5.2 New Securities. "New Securities" shall mean any common or preferred shares of the Company, whether now authorized or not, and rights, options or warrants to purchase such common or preferred shares, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such common or preferred shares; provided, however, that the term "New Securities" does not include:

         (a) shares of Common Stock issued to directors, officers or employees of, or consultants to, the Company pursuant to an agreement or an option plan or purchase plan or other stock incentive program for directors, officers, employees or consultants approved by the Board of Directors, as adjusted for any stock dividend, stock split, combination or other recapitalization;

         (b) shares of Common Stock, or options or warrants to purchase Common Stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions in the ordinary course of business, the terms of which are approved by the Board of Directors;

         (c) shares of Common Stock or warrants or options to purchase Common Stock issued in connection with bona fide acquisitions, mergers, joint ventures, strategic partnerships or similar transactions, the terms of which are approved by the Board of Directors;

         (d) any common or preferred shares of the Company issued in connection with any share split or share dividend;

         (e) any securities offered by the Company to the public in a firm commitment underwritten public offering pursuant to a registration statement filed under the 1933 Act; and

         (f) shares issued or issuable under this Agreement, or any of the transactions contemplated herein.

         5.3 Procedures. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to the Purchaser written notice of its intention to issue New Securities (the "Notice") and a copy of any offering materials the Company proposes to use in such offering, describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. The Purchaser shall have twenty (20) days from the date of receipt of any such Notice to agree in writing to purchase its Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed the Purchaser's Pro Rata Share). If the Purchaser fails to so agree in writing within such twenty (20) day period to purchase its full Pro Rata Share of an offering of New Securities, then the Purchaser shall forfeit the right hereunder to purchase that part of his Pro Rata Share of such New Securities that he did not so agree to purchase.

         5.4 Failure to Exercise. In the event that the Purchaser fails to exercise in full the right of first offer within such twenty (20) day period, then the Company shall have ninety (90) days after the expiration of such twenty
(20) day period to sell the New Securities with respect to which the Purchaser's rights of first offer hereunder were not exercised, at a price and upon terms equal to or more favorable to the Company than those specified in the Company's Notice to the Purchaser. In the event that the Company has not issued and sold the New Securities within such ninety (90) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Purchaser pursuant to this Section 5.

                  6. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of Purchaser or its nominee, for the Conversion Shares in such amounts as specified from time to time by Purchaser to the Company upon conversion of the Note in accordance with the terms thereof (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend as specified in Section 2(g) of the Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 6, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way Purchaser's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If Purchaser provides the Company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by Purchaser of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Purchaser, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Note to Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         a. Purchaser shall have executed this Agreement and delivered the same to the Company.

         b. Purchaser shall have delivered the Purchase Price in accordance with
Section 1(b) above.

         c. The representations and warranties of Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to the Closing Date.

         d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         8. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. The obligation of Purchaser hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for Purchaser's sole benefit and may be waived by Purchaser at any time in its sole discretion:

         a. The Company shall have executed this Agreement and delivered the same to Purchaser.

         b. The Company shall have delivered to Purchaser a duly executed Note in accordance with Section 1(b) above.

         c. The Irrevocable Transfer Agent Instructions shall have been delivered to the Company's Transfer Agent.

         d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

         e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  9.       GOVERNING LAW; MISCELLANEOUS.
                           ----------------------------

         a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in New York with respect to any dispute arising under the Transaction Documents or the transactions contemplated thereby.

         b. Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering the Agreement.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. The Transaction Documents contain the entire understanding of the parties with respect to the matters covered therein and, except as specifically set forth therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile (upon receipt of confirmation), in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

         Aviation General, Incorporated
         7200 Northwest 63rd Street
         Bethany, Oklahoma 73008
         Facsimile:  (405) 495-8383

With copy to:

         Dyer Ellis & Joseph
         600 New Hampshire Avenue, N.W.
         Suite 1100
         Washington, D.C.  20037
         Attn:  John Kearney
         Facsimile:  (202) 944-3068

         If to the Purchaser:

         Nyltiak Investments, LLC
         511 Avenleigh Court
         Ashton, MD  20861

         Miles & Stockbridge, P.C.
         1751 Pinnacle Drive, Suite 500
         McLean, VA  22102-3833
         Attn:  Morris DeFeo
         Facsimile:  703-610-8686

         Each party shall provide notice to the other party of any change in address.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), Purchaser may assign its rights hereunder to any person that purchases Securities in a private transaction from Purchaser or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

         h. Third Party Beneficiaries. This Agreement is intended solely for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Survival. The representations and warranties of the Company and the Agreements and covenants set forth in Sections 3, 4, 5 and 6 shall survive the Closing hereunder.

         j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         IN WITNESS WHEREOF, Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

AVIATION GENERAL INCORPORATED

By:      _____________________________________
         Name:
         Title:


NYLTIAK INVESTMENTS, LLC

By:
         -----------------------------------------------------
         Name:
         Title:

ADDRESS:

         ------------------------------------

         ------------------------------------

         ------------------------------------
         Facsimile:
         Telephone:


AGGREGATE SUBSCRIPTION AMOUNT:

         Aggregate Principal Amount of Note:         __________________

         Aggregate Purchase Price:                   __________________